Exhibit 10.76

AMENDMENT TO

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Amendment dated as of September 15, 2022 (“Amendment”) amends the Membership Interest Purchase Agreement (this “Agreement”), dated as of January 5, 2022 (the “Effective Date”), by and among La Rosa Holdings Corp., a Nevada corporation (the “Buyer”), and KEVIN GUZMAN and CARMEN AILEEN GUZMAN, (together the “Seller”), and LA ROSA REALTY THE ELITE LLC, a Florida limited liability company located at 3815 Maryweather Lane, Suite 101, Wesley Chapel, FL 33544 (the “Company,” and together with the Buyer and Seller, the “Parties,” and individually, the “Parties”).”

The Parties hereby agree to amend the Agreement as follows:

1.          Schedule A of the Agreement shall be deleted in its entirety and replaced with the following:

SCHEDULE A

Buyer:	La Rosa Holdings Corp.
Company:	LA ROSA REALTY THE ELITE LLC
Seller:	KEVIN GUZMAN and CARMEN AILEEN GUZMAN
Percentage of Seller’s Membership Interest in the Company being sold to the Buyer:	51%
Aggregate Purchase Price:	$618,984.50
Cash:	$50,000.00
Common Stock (1):	Shares valued at $568,984.50

(1)	The number of shares issued will be the dollar amount of the Common Stock divided by the final sales price of the Company’s common stock in its underwritten public offering.

2.          Except as otherwise stated herein, the Agreement shall continue in full force and effect.

3.          All matters relating to this Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction).

4.          This Amendment and the schedules and exhibits to be delivered hereunder constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter hereof.

5.          This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[SIGNATURES APPEAR ON THE NEXT PAGE.]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the date set forth above by their respective representatives thereunto duly authorized.

Buyer:	LA ROSA HOLDINGS CORP.
	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

Company:	LA ROSA REALTY THE ELITE LLC
	By:	/s/ Kevin Guzman
	Name:	Kevin Guzman
	Title:	Manager

Seller:	KEVIN GUZMAN
	By:	/s/ Kevin Guzman
	Name:	Kevin Guzman
	Address:	3815 Maryweather Lane, Wesley Chapel, FL 33544

CARMEN AILEEN GUZMAN
	By:	/s/ Carmen Aileen Guzman
	Name:	Carmen Aileen Guzman
	Address:	3815 Maryweather Lane, Wesley Chapel, FL 33544